EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Nov-05                                                         30-Nov-05

    Distribution Date:       BMW Vehicle Owner Trust 2005-A            Period #
    27-Dec-05                ------------------------------                   9

    --------------------------------------------------------------------------------------------------------------------------------

    Balances
    --------------------------------------------------------------------------------------------------------------------------------

                                                                          Initial                    Period End
        Receivables                                                    $1,500,000,024             $1,061,259,699
        Reserve Account                                                    $7,194,411                 $7,194,411
        Yield Supplement Overcollateralization                            $61,117,886                $43,330,911
        Overcollateralization                                                    $137                $10,619,343
        Class A-1 Notes                                                  $324,000,000                         $0
        Class A-2 Notes                                                  $457,000,000               $349,427,445
        Class A-3 Notes                                                  $361,000,000               $361,000,000
        Class A-4 Notes                                                  $264,507,000               $264,507,000
        Class B Notes                                                     $32,375,000                $32,375,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Receivables Outstanding                              $1,104,186,010
        Collections
             Principal Collections
                 Receipts of Scheduled Principal                          $25,974,596
                 Receipts of Pre-Paid Principal                           $16,154,115
                 Liquidation Proceeds                                        $478,518
                 Principal Balance Allocable to Gross Charge-offs            $319,081
             Total Principal Reduction                                    $42,926,310

             Interest Collections
                 Receipts of Interest                                      $3,994,407
                 Servicer Advances                                            $27,090
                 Reimbursement of Previous Servicer Advances                       $0
                 Accrued Interest on Purchased Receivables                         $0
                 Recoveries                                                   $62,972
                 Net Investment Earnings                                      $23,430
             Total Interest Collections                                    $4,107,899

        Total Collections                                                 $46,715,128

        Ending Receivables Outstanding                                 $1,061,259,699

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance               $67,867
        Current Period Servicer Advance                                       $27,090
        Current Reimbursement of Previous Servicer Advance                         $0
        Ending Period Unreimbursed Previous Servicer Advances                 $94,957

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                    $46,715,128

        Distribution Amounts Due
             Servicing Fees Due                                              $920,155
             Class A Noteholder Interest Distribution Due                  $3,352,590
             First Priority Principal Distribution Due                             $0
             Class B Noteholder Interest Distribution Due                    $119,518
             Second Priority Principal Distribution Due                   $31,367,962
             Reserve Account Deposit Due                                           $0
             Regular Principal Distribution Due                           $10,619,343
             Unpaid Trustee Fees Due                                               $0

             Amounts Paid to the Servicer                                    $920,155
             Amounts Deposited into Note Distribution Account             $45,459,413
             Amounts Deposited into Reserve Account                                $0
             Excess Funds Released to Depositor                              $335,561
        Total Distributions from Collection Account                       $46,715,128


                                       1

    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
             Release from Reserve Account                                          $0
             Release from Collection Account                                 $335,561
        Total Excess Funds Released to the Depositor                         $335,561

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                      $45,459,413
        Interest Distribution to Noteholders                               $3,472,108
        Principal Distribution to Noteholders                             $41,987,305
        Amount Deposited from the Reserve Account                                  $0
        Amount Paid to Noteholders                                        $45,459,413

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------

        Interest Distributable Amount                                     Current Int          Per $1,000
        Class A-1 Notes                                                            $0               $0.00
        Class A-2 Notes                                                    $1,193,815               $3.05
        Class A-3 Notes                                                    $1,215,367               $3.37
        Class A-4 Notes                                                      $943,408               $3.57
        Class B Notes                                                        $119,518               $3.69

        Monthly Principal Distributable Amount                        Current Payment      Ending Balance    Per $1,000      Factor
        Class A-1 Notes                                                            $0                  $0       #DIV/0!     #DIV/0!
        Class A-2 Notes                                                   $41,987,305        $349,427,445       $107.27      89.27%
        Class A-3 Notes                                                            $0        $361,000,000         $0.00     100.00%
        Class A-4 Notes                                                            $0        $264,507,000         $0.00     100.00%
        Class B Notes                                                              $0         $32,375,000         $0.00     100.00%

    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------
                                                                               Prior
                                                                          Period Carryover  Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                     $0               $0             $0
        Class A-2 Interest Carryover Shortfall                                     $0               $0             $0
        Class A-3 Interest Carryover Shortfall                                     $0               $0             $0
        Class A-4 Interest Carryover Shortfall                                     $0               $0             $0
        Class B Interest Carryover Shortfall                                       $0               $0             $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                      Beginning Period        Ending Period
        Number of Contracts                                                    54,513              53,151
        Weighted Average Remaining Term                                         45.00               44.13
        Weighted Average Annual Percentage Rate                                 4.34%               4.33%

        Delinquencies Aging Profile End of Period                       Dollar Amount          Percentage
             Current                                                     $974,326,122              91.81%
             1-29 days                                                    $73,141,071               6.89%
             30-59 days                                                   $10,553,827               0.99%
             60-89 days                                                    $2,074,745               0.20%
             90-119 days                                                     $398,261               0.04%
             120+ days                                                       $765,673               0.07%
             Total                                                     $1,061,259,699             100.00%
             Delinquent Receivables +30 days past due                     $13,792,507               1.30%


        Write-offs
             Gross Principal Write-Offs for Current Period                   $319,081
             Recoveries for Current Period                                    $62,972
             Net Write-Offs for Current Period                               $256,109

             Cumulative Realized Losses                                    $1,372,039


                                       2

        Repossessions                                                   Dollar Amount               Units
             Beginning Period Repossessed Receivables Balance              $1,844,392                  73
             Ending Period Repossessed Receivables Balance                 $1,531,678                  61
             Principal Balance of 90+ Day Repossessed Vehicles               $254,790                  11


    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                  $45,170,206
        Beginning Period Amount                                           $45,170,206
        Current Distribution Date Required Amount                         $43,330,911
        Current Period Release                                             $1,839,294
        Ending Period Amount                                              $43,330,911
        Next Distribution Date Required Amount                            $41,526,723

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                   $7,194,411
        Beginning Period Amount                                            $7,194,411
        Net Investment Earnings                                               $23,430
        Beginning Period Required Amount                                   $7,194,411
        Current Period Deposit Amount Due                                          $0
        Current Period Deposit Amount Paid From Collection Account                 $0
        Current Period Release to Note Distribution Account                        $0
        Ending Period Required Amount                                      $7,194,411
        Current Period Release to Depositor                                        $0
        Ending Period Amount                                               $7,194,411


    Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Amount                                            $9,719,054
        Ending Period Target Credit Enhancement OC Amount                 $10,619,343
        Ending Period Amount                                              $10,619,343
        Current Period Release                                                     $0

                                       3